April 2014 Exhibit 99.1

2   |   © 2014 PowerSecure. All rights reserved.
Forward Looking Statements
Safe Harbor
All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business
developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to the Company’s most recent Form 10-K and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements.

3   |   © 2014 PowerSecure. All rights reserved.
NYSE:
POWR
PowerSecure: Who We Are Today
Backlog:
$248M
(36% YoY Growth)
>750
Employees
Growing
Operating Margins, E.P.S.,
Adjusted EBITDA
Strong
Balance Sheet
TTM Revenues:
$270M
(67% YoY Growth)
Headquarters:
Wake Forest, NC

PowerSecure: Utility Focused
4   |   © 2014 PowerSecure. All rights reserved.
Distributed
Generation
Systems
Utility
Infrastructure
Solutions
Energy Efficiency
Products/Services
Utilities
and Their
Large
Customers

FY13 FY12%
Revenue
Distributed Generation
111.5 76.4 46%
Utility Infrastructure
111.7 60.7 84%
Energy Efficiency
47.0 25.0 89%
Total Revenue
270.2 162.0 67%
GAAP Gross Profit
71.6 51.1 40%
GAAP Gross Profit % Revenue
26.5% 31.5% -5.0 pp
non-GAAP Gross Profit
75.3 51.1 47%
non-GAAP Gross Profit % Revenue
27.8% 31.5% -3.7 pp
GAAP Operating Income
8.6 1.9 362%
GAAP Operating Profit % Revenue
3.2% 1.2% 2.0 pp
non-GAAP Operating Income
14.5 4.7 211%
non-GAAP Operating Profit % Revenue
5.4% 2.9% 2.5 pp
GAAP E.P.S.
$0.22 $0.16 38%
Non-GAAP E.P.S.
$0.38 $0.22
73%
Adjusted EBITDA
22.1 11.2 97%
See non-GAAP discussion and reconciliation
5   |   © 2014 PowerSecure. All rights reserved.
FY 2013 Results
(in millions)
Y-O-Y Variance

4Q 2013 Results
(in millions)
4Q13 4Q12%
Revenue
Distributed Generation
26.4 22.6 16%
Utility Infrastructure
37.5 20.7 82%
Energy Efficiency
9.7 3.4 182%
Total Revenue
73.6 46.8 57%
GAAP Gross Profit
16.5 15.5 7%
GAAP Gross Profit % Revenue
22.4% 33.0% -10.6 pp
non-GAAP Gross Profit
20.2 15.5 31%
non-GAAP Gross Profit % Revenue
27.4% 33.0% -5.6 pp
GAAP Operating Income
-1.8 2.0 N/M
GAAP Operating Profit % Revenue
-2.5% 4.3% -6.8 pp
non-GAAP Operating Income
3.5 3.1 12%
non-GAAP Operating Profit % Revenue
4.8% 6.7% -1.9 pp
GAAP E.P.S.
-$0.09 $0.08 N/M
Non-GAAP E.P.S.
$0.13 $0.13 0%
Y-O-Y Variance
See non-GAAP discussion and reconciliation
6   |   © 2014 PowerSecure. All rights reserved.

7   |   © 2014 PowerSecure. All rights reserved.
• 2013 GAAP EPS of $0.22 (+37.5% y-o-y)
• 2013 non-GAAP EPS of $0.38 (+72.7% y-o-y)
• 2013 operating margins increase
o
+ 2.0 pp on a GAAP basis
o
+ 2.5 pp on a non-GAAP basis
• 2013 Adjusted EBITDA increases 97% to $22.1M
• Decreasing OpEx as percentage of revenue
• Increasing scale across all business lines
Meaningful Bottom Line Leverage
See non-GAAP discussion and reconciliation

Millions of Dollars
300
250
200
150
100
50
0
37.4%
37.4%
23.3%
22.5%
270
162
130
96
21
24
51
23
47
60
25
61
76
47
112
112
2010
2011
2012
2013
Energy Efficiency
Utility Infrastructure
Distributed Generation
OpEx as a % of Revenue (GAAP)
OpEx as a % of Revenue (non-GAAP)

Power Secure

8 | © 2013 PowerSecure. All rights reserved. Revenue Scaling and Diversifying: Driving OpEx Leverage See non-GAAP discussion and reconciliation

Millions of Dollars
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$24
$30
$37
$40
1Q11
2Q11
3Q11
4Q11

Earnings per Share
$0.15
$0.10
$0.05
$0.00
($0.05)
($0.10)
($0.09)
($0.03)
$0.05
$0.05
1Q11
2Q11
3Q11
4Q11

PowerSecure

POWR LISTED NYSE

9 | © 2014 PowerSecure. All rights reserved. 2011 Progression Revenue E.P.S. -- Non-GAAP E.P.S. -- GAAP $0.25 $0.90 $0.05 $0.06 See non-GAAP discussion and reconciliation

2012 Progression

Revenue
Millions of Dollars
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$33
$38
$44
$47
1Q12
2Q12
3Q12
4Q12

E.P.S. -- GAAP
($0.03)
$0.09
$0.03
$0.08
E.P.S. -- Non-GAAP
Earnings per Share
$0.15
$0.10
$0.05
$0.00
($0.05)
($0.10)
1Q12
($0.03)
2Q12
$0.04
3Q12
$0.08
4Q12
$0.13

Power Secure

POWR LISTED NYSE

See non-GAAP discussion and reconciliation 10 | © 2014 PowerSecure. All rights reserved.

Millions of Dollars
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$45
$70
$82
$74
1Q13
2Q13
3Q13
4Q13

Earnings per Share
$0.20
$0.15
$0.10
$0.05
$0.00
$0.04
$0.12
$0.17
$0.13
1Q13
2Q13
3Q13
4Q13

Power Secure

POWR LISTED NYSE

Revenue 2013 Progression E.P.S. -- Non-GAAP E.P.S. -- GAAP See non-GAAP discussion and reconciliation $0.04 $0.11 $0.17 ($0.09) 11 | © 2014 PowerSecure. All rights reserved.

• At end of Q4 2013:
- $50.9 M in Cash
- $27 M term debt (majority hedged at 3.73%)
- Untapped $20 M revolver
• Potential uses of capital:
- Additional investment in company-owned DG projects
- Potential acquisitions
- Working capital
- Equipment to support growth in UI
Robust Balance Sheet
12   |   © 2014 PowerSecure. All rights reserved.

• Provides cyber security and NERC-CIP
compliance consulting services to
utility industry
• Opportunity for PowerSecure to expand
UI service offerings to world-class Encari
customer base
• PowerSecure can bring Encari’s
expertise to existing UI customers
• Accretive to UI gross margin
Recent Acquisitions Add Value
Purchased
Encari for $4.8M
October  2013
13   |   © 2014 PowerSecure. All rights reserved.

Recent Acquisitions Add Value
• Successful 20-yr old business serving
major ESCOs with lighting, mechanical,
water and building envelope solutions
to deliver energy efficiency savings
• Significantly expands our Energy
Efficiency offerings
• Opens new customer channels for
LED lighting and peak shaving
• Delivered $2.3M in profit in 2013
Purchased
ESCO services
business
for $5.5M
February 2013
14   |   © 2014 PowerSecure. All rights reserved.

Recent Acquisitions Add Value
• Solais has significant sourcing and
manufacturing expertise
• Adds substantial efficiencies to
manufacturing of PowerSecure’s
existing LED solutions
• Outstanding proprietary portfolio of LED
lamps and fixtures for commercial and
Industrial applications
• Superior light output, thermal
management, optics, light quality and
aesthetics
Purchased
Solais lighting
business
for $15 M
April 2013
15   |   © 2014 PowerSecure. All rights reserved.

16 | © 2014 PowerSecure. All rights reserved. 2014 Goal: >$300M in Revenues 16 | © 2014 PowerSecure. All rights reserved. Distributed Generation Utility Infrastructure Energy Efficiency

DG: Hospital & Data Center Growth Drivers
•
Hospital revenues +144% in 2013
•
Data center revenues +86% in 2013
•
Average DG project size up 28%
from 2012 to 2013
•
Focused hospital and data center
sales teams
•
Proprietary PowerBlock solution
drivers higher ROI for customers
•
70% bi-fuel capability delivers
environmental & economic benefits
•
18-24 month sales cycle
17 | 2013 PowerSecure. All rights reserved. ©

PowerSecure Distributed Generation:
Differentiated Solution=Superior Reliability & ROI
•
24/7 monitoring: standby and peak shaving
•
Proprietary internet-based monitoring, dispatch and control
•
“No Pain” demand response
•
98.2% reliability
•
Utility tariff and interconnect experts
•
Solar DG capability
Interactive
Distributed
Generation
®
System
Electric
Utility
Customer
Facility
18 | 2014 PowerSecure. All rights reserved. ©

•
T&D maintenance and construction
•
Substation products and services
•
Advanced metering and lighting
installation
•
Storm repair and restoration
•
Utility engineering and design
•
Regulatory consulting and rate design
Utility Infrastructure:
Direct Service to our Utility Customers
19 | 2014 PowerSecure. All rights reserved. ©

•
Department store/high-end retail lighting
- Solais product line adds new customers
•
Utility lighting
•
Grocery, drug, and convenience stores
- Best-in-class lights for freezer/refrigerated cases
•
Commercial & industrial lighting
- New targeted/niche product recently launched
Energy Efficiency: LED Solutions
- Utilities and municipalities
- Energy and maintenance savings drive payback
- Opportunity: millions of lights across U.S.
20 | 2014 PowerSecure. All rights reserved. ©

PowerSecure: Utility Focused
Energy Efficiency
Products/Services
Utility
Infrastructure
Solutions
Distributed
Generation
Systems
Utilities
And Their
Large
Customers
© 21 | 2014 PowerSecure. All rights reserved. ©

Thank you

Non-GAAP Financial Measures
23   |   © 2014 PowerSecure. All rights reserved.
Our references to our fourth quarter and full year 2013, and fourth quarter and full year 2012 “non-
GAAP pro forma” financial measures of cost of sales, gross margins, gross margins as a percentage of revenue, operating expenses, operating expenses as a percentage of revenue, operating income, operating income as a percentage of revenue, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted E.P.S. from continuing operations, and diluted E.P.S. discussed and shown in this report constitute non-GAAP financial measures.  For the fourth quarter of 2013, our non-GAAP financial measures refer to our GAAP results, excluding a
$4.9 million charge primarily related to the restructuring of the Company’s Energy Efficiency LED lighting operations to position its product lines for enhanced future growth and profitability.  The restructuring was implemented to realize the manufacturing and sourcing synergies contemplated by the Company in its 2013 acquisition of Solais Lighting.  The actions taken included eliminating certain duplicative facilities, resourcing from new lower cost suppliers, reducing the number of product offerings, and reducing personnel and overhead.  $3.7 million of this charge relates to inventory and was recorded in cost of sales, and $1.2 million relates to severance, facilities and equipment expenses which was recorded as “restructuring charge” in operating expense.  The
Company expects to record an additional charge related to these actions in the first quarter of 2014 in an amount of $0.3-1.0 million. Fourth quarter 2013 non-GAAP financial measures also exclude a one-time expense of $0.5 million to upgrade an annuity that underpins the post-retirement compensation of its chief executive officer to fully guarantee future payments.

24   |   © 2014 PowerSecure. All rights reserved.
Non-GAAP Financial Measures
For the fourth quarter of 2012, our non-GAAP financial measures refer to our GAAP results, excluding a $1.1 million pre-tax charge related to a restructuring and cost reduction plan that was initiated during the third quarter of 2012, and extended into the fourth quarter of 2012, to position the company to lower its operating expenses as a percentage of revenue in future periods. For the full year 2013, our non-GAAP financial measures refer to our GAAP results, excluding a $4.9 million charge primarily related to the restructuring of the Company’s Energy Efficiency LED lighting operations to position its product lines for enhanced future growth and profitability.  $3.7 million of this charge relates to inventory and was recorded in cost of sales, and $1.2 million relates to severance, facilities, and equipment expenses which was recorded as “restructuring charge” in operating expense. Our full year 2013 non-GAAP financial measures also exclude a one-time expense of $0.5 million to upgrade an annuity that underpins the post-retirement compensation of its chief executive officer to fully guarantee future payments, and acquisition expenses of $0.6 million related to the Solais, ESCO, and PowerLine transactions.
For the full year 2012, our non-GAAP financial measures refer to our GAAP results, excluding: 1)
$2.7 million in charges related to restructuring and cost reduction actions taken in 2012, 2)
acquisition expenses of $0.1 million related to the PowerSecure Solar transaction, and 3) gain on the sale of the company’s WaterSecure investment of $1.4 million. We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance in 2012, 2013, and in future periods  with the same consistent financial context as the business was managed in those periods.  Additionally, because these items were non-recurring, our non-GAAP pro forma measures are more comparable to our prior period and future period results.

25   |   © 2014 PowerSecure. All rights reserved.
Non-GAAP Financial Measures
References to our fourth quarter and full year 2012 and 2013 Adjusted EBITDA, which we define as our earnings before interest, taxes, depreciation and amortization, as discussed and shown in this release, constitutes a non-GAAP “pro forma” financial measure.
We believe that Adjusted EBITDA, as a non-GAAP pro forma financial measure, provides meaningful information to investors in terms of enhancing their understanding of our operating performance and results, as it allows investors to more easily compare our financial performance on a consistent basis compared to the prior year periods.  This non-GAAP financial measure also corresponds with the way we expect investment analysts to evaluate and compare our results.  Any non-GAAP pro forma financial measures should be considered only as supplements to, and not as substitutes for or in isolation from, or superior to, our other measures of financial information prepared in accordance with GAAP, such as net income attributable to PowerSecure International, Inc.
We define and calculate Adjusted EBITDA as net income attributable to PowerSecure International,
Inc., minus: 1) the gain on the sale of our unconsolidated affiliate, 2) discontinued operations and 3)
interest income and other income, plus: 4) restructuring charges, 5) acquisition expenses, 6) income tax expense (or minus an income tax benefit), 7) interest expense, 8) depreciation and amortization and 9) stock compensation expense.  We disclose Adjusted EBITDA because we believe it is a useful metric by which to compare the performance of our business from period to period.  We understand that measures similar to Adjusted EBITDA are broadly used by analysts, rating agencies, investors and financial institutions in assessing our performance.  Accordingly, we believe that the presentation of Adjusted EBITDA provides useful information to investors.  The table below provides a reconciliation of Adjusted EBITDA to net income attributable to PowerSecure International, Inc., the most directly comparable GAAP financial measure.

PowerSecure International, Inc.
Non-GAAP Pro forma Measures
($000's except per share data, some rounding throughout)

	Three Months Ended December, 2013			Three Months Ended December 31, 2012		
	As Reported 4Q13	Restructuring Charge and Exec Comp Charge	Pro forma 4Q13	As Reported 4Q12	Restructuring Charge	Pro forma 4Q12
Cost of sales	57,070	(3,667)	53,403	31,300		31,300
Gross Profit (excluding deprec/amort)	16,510	3,667	20,177	15,451	0	15,451
Gross profit % revenue	***22.4%***		***27.4%***	***33.0%***		***33.0%***
Operating expenses						
General and administrative	13,216	(469)	12,747	9,451		9,451
Selling, marketing, and service	1,817		1,817	1,521		1,521
Depreciation and amortization	2,098		2,098	1,348		1,348
Restructuring charges	1,205	(1,205)	0	1,127	(1,127)	0
Total operating expenses	**18,336**	**(1,674)**	**16,662**	**13,447**	**(1,127)**	**12,320**
Total operating exp % rev	***24.9%***		***22.6%***	***28.8%***		***26.4%***
Operating income	**(1,826)**	**5,341**	**3,515**	**2,004**	**1,127**	**3,131**
Operating income % rev	***-2.5%***		***4.8%***	***4.3%***		***6.7%***
Income (loss) before income taxes	(2,126)	5,341	3,215	1,914	1,127	3,041
Income tax expense (benefit)	(234)	588	354	503	296	799
Net income (loss) from continuing operations	**(1,892)**	**4,753**	**2,861**	**1,411**	**831**	**2,242**
Net income (loss) attributable to PowerSecure International, Inc.	**(1,892)**	**4,753**	**2,861**	**1,556**	**831**	**2,387**
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:						
Basic	(0.09)	0.22	0.13	0.08	0.05	0.13
Diluted	(0.09)	0.22	0.13	0.08	0.04	0.13

Power Secure

POWR LISTED NYSE

26 | © 2014 PowerSecure. All rights reserved.

PowerSecure International, Inc.
Non-GAAP Pro forma Measures
($000's except per share data, some rounding throughout)

	Twelve Months Ended December 31, 2013			Twelve Months Ended December 31, 2012		
	As Reported 2013	Restructuring Charge, Acquisition Exp, Exec Comp Charge	Pro forma 2013	As Reported 2012	Restructuring Charge, Acquisition Exp, and WaterSecure Gain	Pro forma 2012
Cost of sales	198,651	(3,667)	194,984	110,953		110,953
Gross Profit (excluding deprec/amort)	71,583	3,667	75,250	51,086	0	51,086
Gross profit % revenue	*26.5%*		*27.8%*	*31.5%*		*31.5%*
Operating expenses						
General and administrative	47,071	(1,029)	46,042	36,201	(128)	36,073
Selling, marketing, and service	7,381		7,381	5,560		5,560
Depreciation and amortization	7,287		7,287	4,780		4,780
Restructuring charges	1,205	(1,205)	0	2,675	(2,675)	0
Total operating expenses	**62,944**	**(2,234)**	**60,710**	**49,216**	**(2,803)**	**46,413**
Total operating exp % rev	*23.3%*		*22.5%*	*30.4%*		*28.6%*
Operating income (loss)	**8,639**	**5,901**	**14,540**	**1,870**	**2,803**	**4,673**
Operating income % rev	*3.2%*		*5.4%*	*1.2%*		*2.9%*
Other income (expense)						
Gain on sale of unconsolidated affiliate	0		0	1,439	(1,439)	0
Interest income and other income	81		81	88		88
Interest expense	(817)		(817)	(449)		(449)
Income (loss) before income taxes	7,903	5,901	13,804	2,948	1,364	4,312
Income tax expense (benefit)	3,672	2,742	6,414	850	393	1,243
Net income (loss) from continuing operations	**4,231**	**3,159**	**7,390**	**2,098**	**971**	**3,069**
Net income (loss) attributable to PowerSecure International, Inc.	**4,412**	**3,159**	**7,571**	**3,078**	**971**	**4,049**
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:						
Basic	0.22	0.16	0.38	0.16	0.05	0.22
Diluted	0.22	0.16	0.38	0.16	0.05	0.22

Power Secure

POWR LISTED NYSE

27 | © 2014 PowerSecure. All rights reserved.

PowerSecure International, Inc.
Non-GAAP Pro forma Measures
Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization, and Charges)
Calculations and Reconciliation
($000's except per share data, some rounding throughout)

	Three Months Ended		Twelve Months Ended	
	Dec 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Adjusted EBITDA Calculation/Reconciliation				
Net income (loss) attributable to PowerSecure International, Inc.	(1,892)	1,556	4,412	3,078
Items to Subtract from Net Income				
Gain on sale of unconsolidated affiliate	0	0	0	(1,439)
Discontinued operations - income	0	0	0	(78)
Interest income and other income	(20)	(21)	(81)	(88)
Items to Add to Net Income				
Restructuring Charges - Cost of Sales	3,667	0	3,667	0
Restructuring Charges - Op Expense	1,205	1,127	1,205	2,675
Acquisition Expenses	0	0	560	128
Income tax expense (benefit)	(234)	503	3,672	850
Interest expense	320	111	817	449
Depreciation and Amortization	2,098	1,348	7,287	4,780
Stock compensation expense	165	130	603	885
Adjusted EBITDA	5,309	4,754	22,142	11,240

Power Secure

POWR LISTED NYSE

28 | © 2014 PowerSecure. All rights reserved.

29   |   © 2013 PowerSecure. All rights reserved.
Non-GAAP Financial Measures
Our references to our quarterly and full year 2012, and quarterly and full year 2011 “Non-GAAP Pro forma” financial measures of operating expenses, operating expenses as a percentage of revenue, operating income, operating income as a percentage of revenue, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted E.P.S.
from continuing operations, and diluted E.P.S. discussed and shown in this report constitute non-
GAAP financial measures.  For our quarterly and  full year 2012 results, they refer to our GAAP results, adjusted to show them 1) excluding charges related to our restructuring and cost reduction initiative, 2) gains related to the 2011 sale of our WaterSecure operations, and 3) results of our discontinued PowerPackages business exited in 2011.  For our fourth quarterly and full year 2011 results, they refer to our GAAP results, adjusted to show them 1) excluding gains and income related to our WaterSecure operations, 2) the results of our discontinued PowerPackages business, and 3)
gains and income related to our discontinued Southern Flow business sold in 2011.
We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance in 2011, 2012, and in future periods  with the same consistent financial context as the business was managed  in those periods.  Additionally, because these items were non-recurring, our non-GAAP pro forma measures are more comparable to our prior period and future period results.

30   |   © 2013 PowerSecure. All rights reserved.
Non-GAAP Financial Measures
We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance in 2011, 2012, and in future periods  with the same consistent financial context as the business was managed  in those periods.  Additionally, because these items were non-recurring, our non-GAAP pro forma measures are more comparable to our prior period and future period results.
We believe these Non-GAAP Pro forma measures also provide meaningful information to investors in terms of enhancing their understanding of our fourth quarter and full year 2012, and fourth quarter and full year 2011 operating performance and results, as they allow investors to more easily compare our financial performance on a consistent basis compared to the prior year periods.  These
Non-GAAP Pro forma measures also correspond with the way we expect investment analysts to evaluate and compare our results.  Our Non-GAAP Pro forma measures should be considered only as supplements to, and not as substitutes for or in isolation from, or superior to, our other measures of financial information prepared in accordance with GAAP, such as GAAP revenue, operating expenses, operating expenses as a percentage of revenue, operating income, operating income as a percentage of revenue, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted E.P.S. from continuing operations, diluted E.P.S. from discontinued operations, and diluted E.P.S.
The following table provides a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

PowerSecure International, Inc.
Consolidated Statements of Operations (unaudited)
Supplemental Financial Information Issued for 2012 Quarterly and Full Year Periods with Restructuring and cost reduction charges
Non-GAAP Pro-forma Measures Excluding Restructuring and cost reduction charges, WaterSecure, and PowerPackages Result:
($000's except per share data, some rounding throughout)

	Three Months Ended														
	GAAP March 31, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP March 31, 2012	GAAP June 30, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP June 30, 2012	GAAP Sept 30, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP Sept 30, 2012	GAAP Dec 31, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP Dec 31, 2012	GAAP Year Ended Dec 31, 2012	WaterSecure, PowerPackages, Restructuring Charges	Non-GAAP Year Ended Dec 31, 2012
Revenue	33,185			37,867			44,236			46,751			162,039		
Cost of sales	23,630			25,663			30,360			31,300			110,953		
Gross Profit	9,555			12,204			13,876			15,451			51,086		
Operating expenses															
General and administrative	8,645			9,093			9,012			9,451			36,201		
Selling, marketing, and service	1,058			1,366			1,615			1,521			5,560		
Depreciation and amortization	1,085			1,136			1,211			1,348			4,780		
Restructuring and cost reduction charge:	0			0			1,548			1,127			2,675		
Total operating expenses	10,788			11,595			13,386			13,447			49,216		
Operating income (loss)	(1,233)	0	(1,233)	609	0	609	490	1,548	2,038	2,004	1,127	3,131	1,870	2,675	4,545
Other income (expense)															
Gain on sale of unconsolidated affiliate	0			1,439			0			0			1,439		
Equity income	0			0			0			0			0		
Management fees	0			0			0			0			0		
Interest income and other income	22			23			22			21			88		
Interest expense	(108)			(116)			(114)			(111)			(449)		
Income (loss) before income taxes	(1,319)	0	(1,319)	1,955	(1,439)	516	398	1,548	1,946	1,914	1,127	3,041	2,948	1,236	4,184
Income tax expense (benefit)	(393)	0	(393)	621	(457)	164	119	463	582	503	296	799	850	302	1,152
Net income (loss) from continuing operations	(926)	0	(926)	1,334	(982)	352	279	1,085	1,364	1,411	831	2,242	2,098	934	3,032
Discontinued operations - income from	35			32			11			0			78		
Discontinued operations - gain on sale (net of tax)	0			0			0			0			0		
Net income (loss)	(891)			1,366			290			1,411			2,176		
Net loss (income) attributable to noncontrolling interest	288			277			192			145			902		
Net income (loss) attributable to PowerSecure International, Inc.	(603)			1,643			482			1,556			3,078		
Summary of Amounts Attributable to PowerSecure Internatio															
Income from continuing operations (net of tax)	(638)			1,611			471			1,556			3,000		
Income from discontinued operations (net of tax)	35			32			11			0			78		
Net income (loss) attributable to PowerSecure	(603)	(35)	(638)	1,643	(1,014)	629	482	1,074	1,556	1,556	831	2,387	3,078	856	3,934
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:															
Continuing Operations															
Basic	(0.03)			0.09			0.03			0.08			0.16		
Diluted	(0.03)			0.09			0.03			0.08			0.16		
Discontinued Operations															
Basic	0.00			0.00			0.00			0.00			0.00		
Diluted	0.00			0.00			0.00			0.00			0.00		
Net Income															
Basic	(0.03)	(0.00)	(0.03)	0.09	(0.05)	0.03	0.03	0.06	0.08	0.08	0.05	0.13	0.16	0.05	0.21
Diluted	(0.03)	(0.00)	(0.03)	0.09	(0.05)	0.03	0.03	0.06	0.08	0.08	0.04	0.13	0.16	0.05	0.21
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING															
Basic	18,902			18,846			18,676			18,306			18,681		
Diluted	18,902			18,941			18,793			18,487			18,818

Non-GAAP Financial Measures

PowerSecure International, Inc.
Consolidated Statements of Operations (unaudited)
Supplemental Financial Information Issued for 2010-2011 Quarterly and Full Year Periods with Southern Flow and PowerPackages as Discontinued Operation
Non-GAAP Pro-forma Measures Excluding WaterSecure, PowerPackages, and Southern Flow Results
($000's except per share data, some rounding throughout)

	Three Months Ended														
	GAAP March 31, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP March 31, 2011	GAAP June 30, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP June 30, 2011	GAAP Sept 30, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP Sept 30, 2011	GAAP Dec 31, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP Dec 31, 2011	GAAP Year Ended Dec 31, 2011	WaterSecure, Southern Flow, PowerPackages	Non-GAAP Year Ended Dec 31, 2011
Revenue	23,655			30,086			36,585			39,689			130,015		
Cost of sales	15,926			20,780			25,372			27,243			89,321		
Gross Profit	7,729			9,306			11,213			12,446			40,694		
Operating expenses															
General and administrative	7,681			7,952			8,714			9,305			33,652		
Selling, marketing, and service	1,154			1,214			1,197			1,086			4,651		
Depreciation and amortization	773			802			857			991			3,423		
Total operating expenses	9,608			9,968			10,768			11,382			41,726		
Operating income (loss)	(1,879)	0	(1,879)	(662)	0	(662)	445	0	445	1,064	0	1,064	(1,032)	0	(1,032)
Other income (expense)															
Gain on sale of unconsolidated affiliate	0			21,786			44			43			21,873		
Equity income	1,011			548			0			0			1,559		
Management fees	168			114			0			0			282		
Interest income and other income	20			22			31			25			98		
Interest expense	(142)			(144)			(168)			(121)			(575)		
Income (loss) before income taxes	(822)	(1,179)	(2,001)	21,664	(22,448)	(784)	352	(44)	308	1,011	(43)	968	22,205	(23,714)	(1,509)
Income tax benefit (provision)	(47)	166	119	(3,183)	3,168	(15)	453	6	459	(357)	6	(351)	(3,134)	3,347	213
Net income (loss) from continuing operations	(869)	(1,013)	(1,882)	18,481	(19,280)	(799)	805	(38)	767	654	(37)	617	19,071	(20,367)	(1,296)
Discontinued operations - income from operations (net of tax)	(215)	215	0	(1,388)	1,388	0	(63)	63	0	165	(165)	0	(1,501)	1,501	0
Discontinued operations - gain on sale (net of tax)	5,636	(5,636)	0	0	0	0	0	0	0	(2)	2	0	5,634	(5,634)	0
Net income (loss)	4,552	(6,434)	(1,882)	17,093	(17,892)	(799)	742	25	767	817	(200)	617	23,204	(24,500)	(1,296)
Net loss (income) attributable to noncontrolling interest	184		184	159		159	230		230	273		273	846		846
Net income (loss) attributable to PowerSecure International, Inc.	4,736	(6,434)	(1,698)	17,252	(17,892)	(640)	972	25	997	1,090	(200)	890	24,050	(24,500)	(450)
Summary of Amounts Attributable to PowerSecure International, Inc. shareholders															
Income from continuing operations (net of tax)	(685)	(1,013)	(1,698)	18,640	(19,280)	(640)	1,035	(38)	997	927	(37)	890	19,917	(20,367)	(450)
Income from discontinued operations (net of tax)	5,421	(5,421)	0	(1,388)	1,388	0	(63)	63	0	163	(163)	0	4,133	(4,133)	0
Net income (loss) attributable to PowerSecure International, Inc.	4,736	(6,434)	(1,698)	17,252	(17,892)	(640)	972	25	997	1,090	(200)	890	24,050	(24,500)	(450)
EARNINGS PER SHARE AMOUNTS ("E.P.S") ATTRIBUTABLE TO POWERSECURE INTERNATIONAL, INC. SHAREHOLDERS:															
Continuing Operations															
Basic	(0.04)			0.99			0.05			0.05			1.05		
Diluted	(0.04)			0.97			0.05			0.05			1.04		
Discontinued Operations															
Basic	0.29			(0.07)			(0.00)			0.01			0.22		
Diluted	0.29			(0.07)			(0.00)			0.01			0.22		
Net Income															
Basic	0.25	(0.34)	(0.09)	0.91	(0.95)	(0.03)	0.05	0.00	0.05	0.06	(0.01)	0.05	1.27	(1.29)	(0.02)
Diluted	0.25	(0.34)	(0.09)	0.90	(0.93)	(0.03)	0.05	0.00	0.05	0.06	(0.01)	0.05	1.26	(1.28)	(0.02)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING															
Basic	18,719			18,857			18,966			18,963			18,877		
Diluted	18,719			19,146			19,163			19,216			19,139

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